Taxation	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Taxation

Note 8: Taxation

The components of tax benefit for 2017 and 2016 are as follows:

	Year ended December 31,
	2017	2016
Current tax expense (benefit)	237	(4)
Deferred tax benefit	(511)	(11)
Total tax benefit	(274)	(15)

Taxes on items recognized in “Other comprehensive income (loss)” or directly in equity in 2017 and 2016 are as follows:

	Year ended December 31,
	2017	2016
Deferred tax expense (benefit) on actuarial gains (losses) on defined benefit plans	34	(9)
Deferred tax expense (benefit) on share-based payments	19	(12)
Current tax benefit on share-based payments	(14)	(6)

Below is a reconciliation of income taxes calculated at the Canadian corporate tax rate of 26.5% (2016 - 26.6%) to the tax benefit for 2017 and 2016:

	Year ended December 31,
	2017	2016
Income before tax	1,188	1,041
Income before tax multiplied by the standard rate of Canadian corporate tax of 26.5% (2016 - 26.6%)	315	277
Effects of:
Income taxes recorded at rates different from the Canadian tax rate	(496)	(407)
Tax losses for which no benefit is recognized	42	63
Net non-taxable gains on disposal of businesses	-	(9)
Net non-deductible foreign exchange and other losses	100	17
Withholding taxes	38	24
Impact of non-controlling interests	(18)	(13)
Other adjustments related to prior years	18	(9)
Impact of tax law changes(1)	(298)	(5)
Provision for uncertain tax positions(2)	15	41
Other differences	10	6
Total tax benefit	(274)	(15)

(1) 2017 includes a $304 million deferred tax benefit related to the impact of the U.S. Tax Cuts and Jobs Act of 2017.

(2) 2016 includes a $32 million charge related to the write-down of deferred tax assets to reflect the expected outcome of certain tax disputes.

The Company’s effective income tax rate on earnings from continuing operations was a 23.1 % benefit in 2017 (2016 - 1.4% benefit). The 2017 period included a $304 million deferred tax benefit reflecting a lower U.S. corporate tax rate as a result of the U.S. Tax Cuts and Jobs Act of 2017. This adjustment reflects the Company’s reasonable estimate of the impact of the new tax law, as the Company is still assessing its impact upon the consolidated financial statements. A 1% increase in the effective income tax rate would have decreased 2017 income tax benefit and decreased earnings from continuing operations by approximately $12 million.

The effective income tax rate in both years was lower than the Canadian corporate income tax rate. In addition to the impact of the U.S. Tax Cuts and Jobs Act of 2017, this was due significantly to the lower tax rates and differing tax rules applicable to certain of the Company’s operating and financing subsidiaries outside Canada. The Company’s effective tax rate depends on the laws of numerous countries and the provisions of multiple income tax conventions between various countries in which the Company operates. Because of the requirements of income tax accounting under IAS 12, Income Taxes, income tax expense can differ significantly from taxes paid in any reporting period.

At December 31, 2017, the consolidated statement of financial position included current taxes receivable of $53 million (2016 - $73 million) within “Prepaid expenses and other current assets” and $45 million (2016 - nil) within “Other non-current assets”, and current taxes payable of $78 million (2016 - $69 million) within “Payables, accruals and provisions”.